UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

____________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 11, 2024

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GILEAD SCIENCES, INC.

(Exact name of registrant as specified in its charter)

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Delaware	0-19731	94-3047598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

333 LAKESIDE DRIVE, FOSTER CITY, CALIFORNIA

(Address of principal executive offices)

94404

(Zip Code)

(650) 574-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value, $0.001 per share	GILD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On February 11, 2024, Gilead Sciences, Inc., a Delaware corporation (“Parent” or “Gilead”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), among Parent, CymaBay Therapeutics, Inc., a Delaware corporation (the “Company”), and Pacific Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Purchaser”).

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Purchaser will commence a tender offer (the “Offer”), to purchase all of the issued and outstanding shares (the “Shares”) of common stock, par value $0.0001 per share, of the Company, other than any Shares held immediately prior to the effective time of the Merger by the Company (or held in the Company’s treasury) and any Shares held immediately prior to the effective time of the Merger by Parent, Purchaser or any other direct or indirect wholly owned subsidiary of Parent at a price of $32.50 per Share (the “Offer Price”), net to the seller in cash, without interest and subject to any required withholding of taxes.

The Offer will initially remain open for a minimum of 20 business days from the date of commencement of the Offer. If at the scheduled expiration time of the Offer any of the conditions to the Offer have not been satisfied (unless such condition is waivable by Purchaser or Parent and has been waived), Purchaser will, and Parent will cause Purchaser to, extend the Offer to permit the satisfaction of all Offer conditions.

The obligation of Purchaser to consummate the Offer is subject to the satisfaction or waiver of customary conditions, including, among others, (i) there being validly tendered and not validly withdrawn prior to the expiration of the Offer a number of Shares that, considered together with all other Shares (if any) beneficially owned by Parent and its affiliates, represent one more Share than 50% of the total number of Shares outstanding at the expiration of the Offer, (ii) the expiration or termination of the waiting period applicable to the Offer under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (iii) the absence of any law or order prohibiting the consummation of the Offer or the Merger in any jurisdiction in which Parent or the Company has material business operations and (iv) other customary conditions set forth in Annex I to the Merger Agreement.

Following the consummation of the Offer and subject to the terms and conditions of the Merger Agreement, Purchaser will merge with and into the Company pursuant to Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”), with the Company being the surviving corporation (the “Merger”). At the effective time of the Merger, each Share (other than (i) Shares held by the Company (or held in the Company’s treasury), (ii) Shares held by Parent, Purchaser, or any other direct or indirect wholly owned subsidiary of Parent, (iii) Shares irrevocably accepted for purchase pursuant to the Offer and (iv) Shares held by stockholders who have properly exercised and perfected their demands for appraisal of such Shares in accordance with the DGCL and have neither withdrawn nor lost such rights prior to the effective time of the Merger) will be converted into the right to receive an amount in cash equal to the Offer Price, without interest and subject to any required withholding of taxes.

The Merger Agreement includes customary representations, warranties and covenants of the Company, Parent and Purchaser.

The Company has agreed to customary “no-shop” restrictions on its ability to solicit alternative acquisition proposals from third parties and engage in discussions or negotiations with third parties regarding alternative acquisition proposals. Notwithstanding these restrictions, the Company may under certain circumstances provide information to and participate in discussions or negotiations with third parties with respect to a bona fide written alternative acquisition proposal that the board of directors of the Company has determined constitutes or would reasonably be expected to result in a Superior Offer (as defined in the Merger Agreement), if failing to do so would be inconsistent with the board’s fiduciary duties under applicable law.

The Merger Agreement also provides that, in connection with the termination of the Merger Agreement under specified circumstances, including termination by the Company to accept and enter into an agreement with respect to a Superior Offer (as defined in the Merger Agreement), the Company will pay Parent a termination fee of $151,600,000.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference. The Merger Agreement has been filed to provide information to investors regarding its terms. It is not intended to provide any other factual information about Parent, Purchaser or the Company, their respective businesses, or the actual conduct of their respective businesses during the period prior to the consummation of the Offer, the Merger or the other transactions contemplated by the Merger Agreement. The Merger Agreement and this summary should not be relied upon as disclosure about Parent or the Company. None of the Company’s stockholders or any other third parties should rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of Parent, Purchaser, the Company or any of their respective subsidiaries or affiliates. The Merger Agreement contains representations and warranties that are the product of negotiations among the parties thereto and that the parties made to, and solely for the benefit of, each other as of specified dates. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties and are also qualified in important part by confidential disclosure schedules delivered in connection with the signing of the Merger Agreement. The representations and warranties (i) may have been made for the purpose of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from what an investor may view as material and (ii) may have been made only as of the date of the Merger Agreement or as of another date or dates as may be specified in the Merger Agreement, and information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the public disclosures of the Company or Parent, if at all.

Item 8.01.	Other Events.

On February 12, 2024, Parent and the Company issued a joint press release announcing their entry into the Merger Agreement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements related to Gilead Sciences, Inc. (“Gilead”), CymaBay Therapeutics, Inc. (“CymaBay”) and the acquisition of CymaBay by Gilead that are subject to risks, uncertainties and other factors. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding the intent, belief or current expectation of Gilead and CymaBay and members of their respective senior management teams. Forward-looking statements include, without limitation, statements regarding the transaction and related matters, prospective performance and opportunities, post-closing operations and the outlook for the companies’ businesses, including, without limitation, the ability of Gilead to advance CymaBay’s product pipeline and successfully commercialize seladelpar; the possibility of unfavorable results from clinical trials; regulatory applications and related timelines; filings and approvals relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions; difficulties or unanticipated expenses in connection with integrating the companies; and any assumptions underlying any of the foregoing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include: uncertainties as to the timing of the tender offer and merger; uncertainties as to how many of CymaBay’s stockholders will tender their stock in the offer; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of the transaction on relationships with employees, other business partners or governmental entities; the difficulty of predicting the timing or outcome of regulatory approvals or actions, if any; the impact of competitive products and pricing; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; transaction costs; actual or contingent liabilities; adverse impacts on business, operating results or financial condition in the future due to pandemics, epidemics or outbreaks; and other risks and uncertainties detailed from time to time in the companies’ periodic reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on Form 10-K, as well as the Schedule 14D-9 to be filed by CymaBay and the Schedule TO and related tender offer documents to be filed by Gilead and Pacific Merger Sub, Inc., a wholly owned subsidiary of Gilead. All forward-looking statements are based on information currently available to Gilead and CymaBay, and Gilead and CymaBay assume no obligation and disclaim any intent to update any such forward-looking statements.

Additional Information and Where to Find It

The tender offer described in this Current Report Form 8-K has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell securities of CymaBay, nor is it a substitute for any tender offer materials that Gilead, Pacific Merger Sub, Inc. or CymaBay will file with the SEC. A solicitation and an offer to buy securities of CymaBay will be made only pursuant to an offer to purchase and related materials that Gilead intends to file with the SEC. At the time the tender offer is commenced, Gilead will file a Tender Offer Statement on Schedule TO with the SEC, and CymaBay will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. CYMABAY’S STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. The Offer to Purchase, the related letter of transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement on Schedule 14D-9, will be sent to all stockholders of CymaBay at no expense to them. The Tender Offer Statement on Schedule TO, the Solicitation/Recommendation Statement on Schedule 14D-9 and other related documents will be made available for free at the SEC’s web site at www.sec.gov. Additional copies may be obtained for free by contacting Gilead or CymaBay. Free copies of these materials and certain other offering documents will be made available by Gilead by mail to Gilead Sciences, Inc., 333 Lakeside Drive, Foster City, CA 94404, attention: Investor Relations, by phone at 1-800-GILEAD-5 or 1-650-574-3000, or by directing requests for such materials to the information agent for the offer, which will be named in the Tender Offer Statement on Schedule TO. Investors and security holders of CymaBay may also obtain, free of charge, the Solicitation/Recommendation Statement on Schedule 14D-9 and other related documents that CymaBay has filed with or furnished to the SEC under the “Investors & Media” section of CymaBay’s website at www.cymabay.com/investors-media.

In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, Gilead and CymaBay file annual, quarterly and current reports, proxy statements and other information with the SEC. Gilead’s and CymaBay’s filings with the SEC are also available for free to the public from commercial document-retrieval services and at the website maintained by the SEC at www.sec.gov.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

The following exhibit 99.1 is furnished pursuant to this Item 9.01.

Exhibit Number	Description
2.1*	Agreement and Plan of Merger, dated February 11, 2024, among CymaBay Therapeutics, Inc., Gilead Sciences, Inc. and Pacific Merger Sub, Inc.
99.1	Joint Press Release, dated February 12, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules omitted pursuant to Item 601(a)(5) of Regulation S-K. Gilead agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GILEAD SCIENCES, INC.

By:	/s/ ANDREW DICKINSON
	Name:	Andrew Dickinson
	Title:	Chief Financial Officer

Dated: February 12, 2024